Exhibit 32.1

CERTIFICATION PURSUANT TO

18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Sino Agro Food, Inc. (the “Registrant”) on Form 10-K for the period ended December 31, 2015 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Lee Yip Kun Solomon, Principal Executive Officer, and I, Dan Ritchey, Principal Financial Officer and Principal Accounting Officer of the Registrant, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to my knowledge:

(1)         the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

(2)         the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.

Date: March 30, 2016

By: /s/ LEE YIP KUN SOLOMON
Name: Lee Yip Kun Solomon
Title: Chief Executive Officer and
(Principal Executive Officer)

Date: March 30, 2016

By: /s/ DAN RITCHEY
Name: Dan Ritchey
Title: Chief Financial Officer and
(Principal Financial Officer)